June 2008
NYSE: AZZ

Forward Looking Statement
 Except for the statements of historical fact, this presentation may contain
 forward-looking statements that involve risks and uncertainties some of which
 are detailed from time to time in documents filed by the Company with the
 SEC. Those risks and uncertainties include, but are not limited to: changes in
 demand, prices and raw material costs, including zinc and natural gas which
 are used in the hot dip galvanizing process; changes in the economic
 conditions of the various markets the Company serves, foreign and domestic,
 customer requested delays of shipments, acquisition opportunities, adequacy
 of financing, and availability of experienced management employees to
 implement the Company’s growth strategy; and customer demand and
 response to products and services offered by the Company. The Company can
 give no assurance that such forward-looking statements will prove to be
 correct. We undertake no obligation to affirm, publicly update or revise any
 forward-looking statements, whether as a result of new information, future
 events or otherwise.

Company Overview
 AZZ is a specialty electrical equipment
 manufacturer serving the global markets of
 power generation, transmission, distribution
 and industrial as well as a leading provider
 of hot dip galvanizing services to the steel
 fabrication market nationwide.

42%
44%
58%
56%
FY2007
$260.3
(in millions)
FY2008
$320.2
(in millions)
Projected
FY2009
$410 to $425
(in millions)
46%
54%
4
Galvanizing
Electrical and Industrial
Total Company
Sales By Segment

5
FY2007
$260.3
(in millions)
FY2008
$320.2
(in millions)
Projected
FY2009
$410 to $425
(in millions)

Total Company
Sales By Market Segment

Industrial Utilization
Federal Reserve Statistical Release

7

Electrical and Industrial
Products

8
FY2007
$150.3
(in millions)
FY2008
$179.1
(in millions)
Projected
FY2009
$220 to $225
(in millions)

Electrical and Industrial
Products

9

Power Generation

10

Power Transmission

11

Power Distribution

12

Industrial / Commercial

Backlog
 ($ In Millions)

Backlog
 ($ In Millions)

Galvanizing Services

Application: “After-fabrication”
steel corrosion protection
Locations: 20 facilities in 11 states

Galvanizing Services

Consolidated Net Sales
($ In Millions)

Consolidated Net Sales
First Three Months FY09
($ In Millions)

Earnings Per Share
(Fully Diluted)

Earnings Per Share
First Three Months FY09
(Fully Diluted)

Operating Margins

Operating Margins
First Three Months FY09

Cash Provided By
Operations/ EBITDA/
Free Cash Flow ($ In Millions)

Fiscal Year
Total Bank Debt/
Long Term Debt to Equity
($ In Millions)

($ In Millions)
Capital Expenditures/
Depreciation

Return On Assets

June 2008
NYSE: AZZ

BASIC
FUNDAMENTALS

AZZ incorporated

FUNDAMENTALS

FUNDAMENTALS



FUNDAMENTALS


Industrial
Transmission & Distribution
Power Generation
6%
28%
66%
13%
28%
59%
13%
29%
58%

FUNDAMENTALS



82
81
80
79
78
77
76
75
74
73
76.0
76.6
77.2
77.4
78.6
78.7
79.0
79.7
79.9
80.3
81.1
79.8
80.1
80.4
79.8
78.4
77.5
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
May-07
Aug-07
Nov-07
Feb-08
May-08
Quarter Ending

AZZ incorporated


GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

FUNDAMENTALS


Industrial
Transmission & Distribution
Power Generation
11%
40%
49%
20%
38%
42%
19%
46%
35%

FUNDAMENTALS


Fuel
Power Plant
GENERATION






Transformer
TRANSMISSION

AZZ incorporated


Power Lines
DISTRIBUTION



INDUSTRIAL / COMMERCIAL



FUNDAMENTALS


$160
$140
$120
$100
$80
$60
$40
$20
$0
$85
$78
$66
$60
$49
$46
$49
$53
$53
$52
$54
$60
$65
$65
$77
$83
$74
$92
$99
$101
$121
$145
$149
$147
$135
$142
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08

FUNDAMENTALS

	Fiscal 2007	Fiscal 2008	1st Qtr 2009
Beginning Backlog	$73.8	$120.7	$134.9
Bookings	$307.2	$334.4	$106.8
Shipments	$260.3	$320.2	$99.9
Ending Backlog	$120.7	$134.9	$141.8
Book to Ship Ratio	118%	104%	107%



FUNDAMENTALS

Galvanizing Services

AZZ incorporated



OHIO • Cincinnati
ARIZONA • Goodyear
ALABAMA • Citronelle
ARKANSAS • Fayetteville
INDIANA • Plymouth, Muncie & Hamilton
MISSISSIPPI • Jackson & Moss Point
LOUISIANA • New Orleans & Baton Rouge
TEXAS • Crowley, Waskom, Houston & Beaumont
OKLAHOMA • Chelsea
MINNESOTA • Winsted
ILLINOIS • Peoria, Joliet & Dixon


24%
21%
29%
5%
21%
Electrical & Telecommunications
OEM's
Industrial
Bridge & Highway
Petrochemical

BASIC

FUNDAMENTALS

AZZ incorporated


$410
to $425
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$152.4
$187.2
$260.3
$320.2
2005
2006
2007
2008
2009
Fiscal Year
Actual
Projected



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$75.4
$100.0
YTD5/31/07
YTD 5/31/08


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.44
$0.69
$1.82
$2.26
$2.95 to
$3.05
2005
2006
2007
2008
2009
Fiscal year
Actual
Projected

FUNDAMENTALS


$1.00
$0.75
$0.50
$0.25
$0.00
$0.34
$0.82
YTD 5/31/07
YTD 5/31/08


Electrical and Industrial Products
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.2%
9.2%
14.2%
16.3%
16%
2005 2006 2007 2008 2009
Actual
Projected


Galvanizing Services
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.4%
20%
29%
24.9%
23.5%
2005 2006 2007 2008 2009
Actual
Projected


Electrical and Industrial Products
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.5%
15.3%
YTD 5/31/07
YTD 5/31/08


Galvanizing Services
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
25.0%
27.9%
YTD 5/31/07
YTD 5/31/08

FUNDAMENTALS


$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
2003
2004
2005
2006
2007
2008
2009
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA
Projected

FUNDAMENTALS

AZZ incorporated


Debt
Debt to Equity Ratio
Projected Debt
Projected Debt to Equity Ratio
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002
2003
2004
2005
2006
2007
2008
2009

FUNDAMENTALS


Capital Expenditures
Depreciation
Projected CE
Projected Depr.
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.6
$5.6
$6.6
$5.7
$11.4
$6.7
$9.9
$8.2
$12.5
$11.5
2005
2006
2007
2008
Projected 2009

FUNDAMENTALS

AZZ incorporated


Electrical and Industrial Products
30%
25%
20%
15%
10%
5%
0%
9%
14%
22%
26%
2005
2006
2007
2008


Galvanizing Services
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
21.0%
27%
49%
46%
2005
2006
2007
2008

BASIC FUNDAMENTALS



AZZ incorporated